Exhibit 99.1

Alere Reports Third Quarter 2016 Financial Results

WALTHAM, Mass., November 4, 2016 – Alere Inc. (NYSE: ALR), a global leader in rapid diagnostic tests, today announced that it has filed its Form 10-Q and reported financial results for the third quarter ended September 30, 2016.

Revenue for the third quarter of 2016 was $582 million, a 4% decrease compared to $604 million in the prior year period. Infectious disease revenue grew 11% or $19 million year-over-year with strength in Africa and Latin America, particularly in malaria and HIV product sales. This strong growth was offset by revenue declines of $15 million due to the divestiture of BBI in November 2015, $12 million in mail order diabetes and $7 million in Toxicology. Foreign currency had a negative impact of $4 million and organic growth was -0.7% during the third quarter of 2016.

Net income (loss) from continuing operations during the third quarter of 2016 was $22 million, or $0.19 per basic and diluted share, compared to $(2) million, or $(0.10) per basic and diluted share in the prior year period. On a non-GAAP basis, the Company reported non-GAAP adjusted EBITDA of $64 million in the third quarter of 2016, compared to $135 million in the prior year period. The year-over-year decrease was primarily driven by $41 million in merger and legal-related expenses, $12 million of investments in infrastructure and performance improvement initiatives and $5 million in acquisition costs.

Revenue (in millions)	Third Quarter 2016	Third Quarter 2015	% Change
Cardiometabolic Disease	$189	$209	(10%)
Infectious Disease	183	165	11%
Toxicology	156	163	(4%)
Other	33	45	(28%)
Consumer Diagnostics	19	19	—
License and Royalty	2	3	(25%)

Total	$582	$604	(4%)

Certain amounts presented may not recalculate directly, due to rounding.

Non-GAAP Information

To supplement the financial measures prepared in accordance with U.S. GAAP, the Company uses non-GAAP adjusted EBITDA and organic growth, which are non-GAAP financial measures. The reconciliations of non-GAAP adjusted EBITDA to net income (loss) from continuing operations and organic growth to revenue, the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, is shown in the table in this press release. The Company believes non-GAAP adjusted EBITDA and organic growth are useful to investors because these metrics are commonly used by investors to assess the unleveraged, pre-tax financial performance and operating results of ongoing business operations. The Company’s management also uses non-GAAP adjusted EBITDA and organic growth because the Company’s management also believes that these are useful measures to evaluate operating performance and cash flows of the Company based on operational factors. It should also be noted that not all companies calculate non-GAAP adjusted EBITDA and organic growth in the same manner and, accordingly, these measures presented in this press release may not be comparable to similar measures used by other companies.

Conference Call

As announced on February 1, 2016, Alere entered into a definitive agreement under which Abbott will acquire Alere for $56 per common share. Due to the pending transaction, Alere will no longer hold conference calls to discuss its quarterly financial results.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers can identify these statements by forward-looking words such as “may,” “could,” “should,” “would,” “intend,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “continue,” “goal,” “can” or similar words. A number of important factors could cause actual results of the Company and its subsidiaries to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, (i) the risk that the proposed merger with Abbott Laboratories (“Abbott”) may not be completed in a timely manner or at all; (ii) the possibility that competing offers or acquisition proposals for Alere will be made; (iii) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger (the “Merger Agreement”) among Alere and Abbott pursuant to which Abbott will acquire Alere, including in circumstances which would require Alere to pay a termination fee or other expenses; (v) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on Alere’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (vi) risks related to diverting management’s attention from Alere’s ongoing business operations; (vii) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability, (viii) the risk that Alere fails to file its future periodic reports on Form 10-K and Form 10-Q in a timely manner which could, among other things, lead to the acceleration of the maturity of certain of Alere’s indebtedness; (ix) the possibility that any analysis of revenue recognition for future or past periods uncovers an error or misstatements in revenue recognition which require adjustment which may be material; or material weaknesses in the Company’s internal controls over financial reporting; (x) risks relating to the ongoing investigations by the SEC and the United States Department of Justice; and (xii) the risk factors detailed in Part I, Item 1A, “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (as filed with the SEC on August 8, 2016) and other risk factors identified herein or from time to time in our periodic filings with the SEC. Readers should carefully review these risk factors, and should not place undue reliance on our forward-looking statements. These forward-looking statements are based on information, plans and estimates at the date of this report. The Company undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

About Alere

Alere believes that when diagnosing and monitoring health conditions, Knowing now matters.™ Alere delivers reliable and actionable information by providing rapid diagnostic tests, enhancing clinical and economic healthcare outcomes globally. Headquartered in Waltham, Mass., Alere focuses on rapid diagnostics for cardiometabolic disease, infectious disease and toxicology. For more information on Alere, please visit www.alere.com.

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Investor Relations

Juliet Cunningham

Vice President, Investor Relations

ir@alere.com

858.805.2232

Alere Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net product sales and services revenue	$579,874	$600,469	$1,763,909	$1,826,340
License and royalty revenue	2,480	3,299	7,742	13,691

Net revenue	582,354	603,768	1,771,651	1,840,031
Cost of net revenue	316,226	326,802	957,405	980,516

Gross profit	266,128	276,966	814,246	859,515
Gross margin	46%	46%	46%	47%
Operating expenses:
Research and development	31,430	36,011	86,938	91,225
Selling, general and administrative	231,266	207,799	676,905	578,766
Impairment and (gain) loss on disposition, net	—	2,074	(3,810)	42,408

Operating income	3,432	31,082	54,213	147,116
Interest and other income (expense), net	(58,442)	(48,675)	(158,338)	(153,772)

Loss from continuing operations before provision (benefit) for income taxes	(55,010)	(17,593)	(104,125)	(6,656)
Provision (benefit) for income taxes	(50,888)	(10,212)	(47,979)	(2,376)

Income (loss) from continuing operations before equity earnings of unconsolidated entities, net of tax	(4,122)	(7,381)	(56,146)	(4,280)
Equity earnings of unconsolidated entities, net of tax	26,149	5,000	33,305	10,320

Income (loss) from continuing operations	22,027	(2,381)	(22,841)	6,040
Income from discontinued operations, net of tax	—	—	—	216,777

Net income	22,027	(2,381)	(22,841)	222,817
Less: Net income attributable to non-controlling interests	207	(61)	453	386

Net income attributable to Alere Inc. and Subsidiaries	21,820	(2,320)	(23,294)	222,431
Preferred stock dividends	(5,366)	(5,369)	(15,983)	(15,927)

Net income available to common stockholders	$16,454	$(7,689)	$(39,277)	$206,504

Basic net income per common share:
Income (loss) from continuing operations	$0.19	$(0.10)	$(0.45)	$(0.13)
Income from discontinued operations	—	—		2.56

Basic and diluted net income per common share	$0.19	$(0.10)	$(0.45)	$2.43

Diluted net income per common share:
Income (loss) from continuing operations	$0.19	$(0.10)	$(0.45)	$(0.13)
Income from discontinued operations	—	—	—	2.56

Diluted net income per common share	$0.19	$(0.10)	$(0.45)	$2.43

Weighted average shares - basic	86,753	85,895	86,708	85,141

Weighted average shares - diluted	87,885	85,895	86,708	85,141

Alere Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands)

	September 30,	December 31,
	2016	2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$566,213	$502,200
Restricted cash	4,999	5,694
Marketable securities	75	164
Accounts receivable, net	427,241	445,833
Inventories, net	348,845	347,001
Prepaid expenses and other current assets	163,833	152,233
Assets held for sale	—	4,165

Total current assets	1,511,206	1,457,290
Property, Plant and Equipment, net	446,313	446,039
Goodwill and other intangible assets, net	3,698,458	3,862,306
Restricted Cash- non-current	42,438	43,228
Other non-current assets	157,259	100,921
Assets held for sale - non-current	—	13,337

Total assets	$5,855,674	$5,923,121

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Short-term debt and current portions of long-term debt and capital lease obligations	$45,137	$203,954
Liabilities related to assets held for sale	—	363
Other current liabilities	661,373	520,217

Total current liabilities	706,510	724,534

LONG-TERM LIABILITIES:
Long-term debt and capital lease obligations, net of current portions	2,913,100	2,838,347
Deferred tax liabilities	52,513	147,618
Other long-term liabilities	133,182	154,193
Liabilities related to assets held for sale - non-current	—	—

Total long-term liabilities	3,098,795	3,140,158

TOTAL EQUITY	2,050,369	2,058,429

Total liabilities and equity	$5,855,674	$5,923,121

Alere Inc. and Subsidiaries

Selected Consolidated Revenues

(in thousands)

	Three Months Ended September 30,		% Change
	2016	2015	2016 v. 2015
Professional diagnostics segment (1)
Cardiometabolic	$188,731	$208,979	-10%
Infectious disease	183,375	164,822	11%
Toxicology	155,871	162,571	-4%
Other	32,550	45,350	-28%

Total professional diagnostics segment	560,527	581,722	-4%
Consumer diagnostics segment (1)	19,347	18,747	3%
License and royalty revenue	2,480	3,299	-25%

Net revenue	$582,354	$603,768	-4%

	Nine Months Ended September 30,		% Change
	2016	2015	2016 v. 2015
Professional diagnostics segment (1)
Cardiometabolic	$587,289	$621,588	-6%
Infectious disease	556,777	523,059	6%
Toxicology	460,849	468,822	-2%
Other	102,411	147,511	-31%

Total professional diagnostics segment	1,707,327	1,760,980	-3%
Consumer diagnostics segment (1)	56,582	65,360	-13%
License and royalty revenue	7,742	13,691	-43%

Net revenue	$1,771,651	$1,840,031	-4%

(1)	Revenues have been revised for the impact of revisions made during the preparation of our consolidated financial statements for 2015. For more information on these revisions see Note 2 in our Form 10-Q.

Alere Inc. and Subsidiaries

Reconciliation of Net Income (Loss) to Non-GAAP EBITDA

(in thousands)

	Three Months Ended September 30,
	2016	2015
Net Income (loss) (1)	$22,027	$(2,383)
Less: Income from discontinued operations, net of tax	—	—

Loss from continuing operations	22,027	(2,383)
Adjustment related to acquired software license contracts		430
Income tax benefit	(50,888)	(10,210)
Depreciation and amortization	71,829	86,651
Interest, net	43,354	49,999
Non-cash stock-based compensation expense	10,509	7,317
Non-cash fair value adjustments to acquisition-related contingent consideration	(14,510)	957
Impairment and (gain) loss on dispositions, net	(18,721)	2,074
Other		662

Non-GAAP Adjusted EBITDA	$63,599	$135,496

(1)	Net income (loss) for the three months ended September 30, 2015 includes restructuring charges of $3.2 million, $0.9 million of costs associated with business dispositions, and $0.2 million of acquisition-related costs which have not been added back for purposes of computing Non-GAAP Adjusted EBITDA. The three months ended September 30, 2016 includes $17.3 million of Abbott integration costs, non-interest related restructuring charges of $11.3 million, $10.5 million for a legal settlement accrual, $15.2 million of charges related to governmental investigations, and $0.3 million of acquisition-related costs which have not been added back for purposes of computing Non-GAAP Adjusted EBITDA.

	Nine Months Ended September 30,
	2016	2015
Net Income (loss) (1)	$(22,841)	$222,815
Less: Income from discontinued operations, net of tax	—	216,776

Loss from continuing operations	(22,841)	6,040
Adjustment related to acquired software license contracts		877
Income tax benefit	(47,979)	(2,375)
Depreciation and amortization	214,418	233,965
Interest, net	125,979	154,596
Non-cash stock-based compensation expense	31,115	19,596
Non-cash fair value adjustments to acquisition-related contingent consideration	(16,290)	(51,910)
Impairment and (gain) loss on dispositions, net	(22,531)	42,408
Other		662

Non-GAAP Adjusted EBITDA	$261,870	$403,858

(1)	Net income (loss) for the nine months ended September 30, 2015 includes restructuring charges of $12.3 million, $5.5 million of costs associated with business dispositions, and $0.3 million of acquisition-related costs which have not been added back for purposes of computing Non-GAAP Adjusted EBITDA. The nine months ended September 30, 2016 includes restructuring charges of $27.7 million, $38.2 million of Abbott integration costs, $20.7 million for a legal settlement accrual, $25.5 million of charges related to governmental investigations, and $1.0 million of costs associated with business dispositions which have not been added back for purposes of computing Non-GAAP Adjusted EBITDA. The nine months ended September 30, 2016 also includes $1.0 million of acquisition-related costs.

Alere Inc. and Subsidiaries

Reconciliation of Organic Revenue Growth

(in thousands)

	Three Months Ended September 30,		% Change
	2016	2015	2016 v. 2015
Net revenue	$582,354	$603,768	-3.5%
Impact of foreign currency exchange	3,491	—
Impact of acquisitons & dispositions	(1,163)	(15,072)

Non-GAAP organic net revenue	$584,682	$588,696	-0.7%

	Nine Months Ended September 30,		% Change
	2016	2015	2016 v. 2015
Net revenue	$1,771,651	$1,840,030	-3.7%
Impact of foreign currency exchange	30,403	—
Impact of acquisitons & dispositions	(12,531)	(52,181)

Non-GAAP organic net revenue	$1,789,524	$1,787,850	0.1%

Alere Inc. and Subsidiaries

Supplemental Financial Information

(in thousands, except per share amounts)

	Three months ended September 30, 2016
	Cost of Net Revenue	Research and Development	Selling, General & Administrative	Impairment, net of loss on disposition	Interest and other income, net	Provision for income taxes	Equity earnings of unconsolidated entities, net of tax	Net Income[1]
Amortization of acquisition-related intangible assets	$12,398	$926	$31,982	$—	$—	$—	$—	$(45,307)
Restructuring charges	1,531	586	9,172	—	—	—	—	(11,290)
Impairment Charges	—	—		—	—	—	—	—
Stock-based compensation expense	456	494	9,558	—	—	—	—	(10,509)
Acquisition-related costs	—	5,000	266	—	—	—	—	(5,266)
Fair value adjustments to acquisition-related contingent consideration	—	—	(14,510)	—	—	—	—	14,510
Costs associated with potential business dispositions	—	—	50	—	—	—	—	(50)
Impairment and (gain) loss on disposition, net	—	—	—	—	—	—	(18,721)	18,721
Amortization - Unconsolidated Subs	—	—	—	—	—	—	46	(46)
Audit and legal fees related to on-going governmental investigations	—	—	13,308	—	1,922	—	—	(15,230)
Abbott transaction related expenses	—	—	17,334	—	—	—	—	(17,334)
INRatio recall expense	600	—	1,300	—	—	—	—	(1,900)
Legal settlement accrual	—	—	—	—	10,675	—	—	(10,675)
Income tax effects on items above	—	—	—	—	—	(60,352)	—	60,352

Total of Supplemental Information	$14,985	$7,007	$68,461	$—	$12,597	$(60,352)	$(18,675)	$(24,024)

Impact of above items on EPS numerator								$—
Impact of above items on EPS denominator								—

1)	All impacts are shown as pre-tax with aggregate tax effect displayed as “Income tax effects on items above”.

	Nine months ended September 30, 2016
	Cost of Net Revenue	Research and Development	Selling, General & Administrative	Impairment, net of loss on disposition	Interest and other income, net	Provision for income taxes	Equity earnings of unconsolidated entities, net of tax	Net Income[1]
Amortization of acquisition-related intangible assets	$37,334	$2,763	$95,869	$—	$—	$—	$—	$(135,967)
Restructuring charges	3,901	3,540	20,296	—	—	—	—	(27,738)
Impairment Charges	85	—	—	—	—	—	—	(85)
Stock-based compensation expense	1,536	1,373	28,205	—	—	—	—	(31,115)
Acquisition-related costs	—	5,000	957	—	—	—	—	(5,957)
Fair value adjustments to acquisition-related contingent consideration	—	—	(16,290)	—	—	—	—	16,290
Costs associated with potential business dispositions	7	—	952	—	—	—	—	(959)
Impairment and (gain) loss on disposition, net	—	—	—	(3,810)	—	—	(18,721)	22,531
Amortization - Unconsolidated Subs	—	—	—	—	—	—	229	(229)
Audit and legal fees related to on-going governmental investigations	—	—	22,722	—	2,812	—	—	(25,534)
Abbott transaction related expenses	—	—	38,202	—	—	—	—	(38,202)
INRatio recall expense	2,100	—	1,300	—	—	—	—	(3,400)
Legal settlement accrual	—	—	—	—	20,875	—	—	(20,875)
Income tax effects on items above	—	—	—	—	—	(90,980)	—	90,980

Total of Supplemental Information	$44,963	$12,677	$192,214	$(3,810)	$23,687	$(90,980)	$(18,492)	$(160,260)

Impact of above items on EPS numerator								$(1,383)
Impact of above items on EPS denominator								(2,837)

1)	All impacts are shown as pre-tax with aggregate tax effect displayed as “Income tax effects on items above”.

Alere Inc. and Subsidiaries

Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA

(in thousands)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Year Ended
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2015
Net Income	$210,428	$14,770	$(2,383)	$(16,059)	$206,757
Less: Income from discontinued operations, net of tax	216,776	(0)	0	2,737	219,513

Income/(Loss) from continuing operations	(6,348)	14,770	(2,383)	(18,796)	(12,756)
Adjustment related to acquired software license contracts	247	201	430	—	877
Income tax benefit	(7,853)	15,689	(10,210)	(50,329)	(52,704)
Depreciation and amortization	74,519	72,795	86,651	75,719	309,684
Interest, net	45,832	58,765	49,999	57,954	212,551
Non-cash stock-based compensation expense	5,149	7,130	7,317	6,795	26,391
Non-cash fair value adjustments to acquisition-related contingent consideration	(11,777)	(41,090)	957	(5,703)	(57,613)
Non-cash write-off of an investment			662	—	662
Impairment and (gain) loss on dispositions, net	34,792	5,542	2,074	8,132	50,540
Non-cash INRatio product recall expenses	—	—	—	21,100	21,100
Write-off of acquisition-related obligation	—	—	—	(40)	(40)

Non-GAAP Adjusted EBITDA	$134,561	$133,801	$135,496	$94,833	$498,691